Exhibit 99.1.2

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Class A Common Stock, no par value per share, of Western Wireless Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

Date: November 10, 1997               MEDIA/COMMUNICATIONS PARTNERS II
                                         LIMITED PARTNERSHIP

                                      By: M/CP II Limited Partnership,
                                            as general partner


                                          By:  M/C II General Partner-J, Inc.,
                                                  a general partner

                                          By:   /S/ JAMES F. WADE
                                                --------------------------------
                                                     James F. Wade
                                                     Title:  President


Date: November 10, 1997               M/CP II LIMITED PARTNERSHIP

                                      By:  M/C II General Partner-J, Inc.,
                                             a general partner

                                           By: /S/ JAMES F. WADE
                                                --------------------------------
                                                    James F. Wade
                                                    Title:  President


Date: November 10, 1997                    M/C II GENERAL PARTNER-D, INC.

                                           By: /S/ DAVID D. CROLL
                                               ---------------------------------
                                                   David D. Croll
                                                   Title:  President


Date: November 10, 1997                     M/C II GENERAL PARTNER-R, INC.

                                            By: /S/ RICHARD H. CHURCHILL, JR.
                                                --------------------------------
                                                     Richard H. Churchill, Jr.
                                                     Title:  President


Date: November 10, 1997                     M/C II GENERAL PARTNER-S, INC.

                                            By: /S/ STEPHEN F. GORMLEY
                                                --------------------------------
                                                    Stephen F. Gormley
                                                    Title:  President


Date: November 10, 1997                     M/C II GENERAL PARTNER-J, Inc.

                                            By: /S/ JAMES F. WADE
                                                --------------------------------
                                                    James F. Wade
                                                    Title:  President


Date: November 10, 1997                     M/C II GENERAL PARTNER-C, INC.

                                            By: /S/ CHRISTOPHER S. GAFFNEY
                                                --------------------------------
                                                    Christopher S. Gaffney
                                                    Title:  President


Date: November 10, 1997                     M/C II GENERAL PARTNER-H, INC.

                                            By: /S/ JOHN G. HAYES
                                                --------------------------------
                                                    John G. Hayes
                                                    Title:  President


Date: November 10, 1997                        /S/ DAVID D. CROLL
                                               ---------------------------------
                                                   David D. Croll

Date: November 10, 1997                        /S/ RICHARD H. CHURCHILL, JR.
                                               ---------------------------------
                                                   Richard H. Churchill, Jr.

Date: November 10, 1997                        /S/ STEPHEN F. GORMLEY
                                               ---------------------------------
                                                   Stephen F. Gormley

Date: November 10, 1997                        /S/ JAMES F. WADE
                                               ---------------------------------
                                                   James F. Wade

Date: November 10, 1997                       /S/ CHRISTOPHER S. GAFFNEY
                                              ----------------------------------
                                                  Christopher S. Gaffney

Date: November 10, 1997                       /S/ JOHN G. HAYES
                                              ----------------------------------
                                                  John G. Hayes